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                                                                    EXHIBIT 10.1





                             FIRST AMENDMENT TO THE
                              BOWATER INCORPORATED
                             2002 STOCK OPTION PLAN


         WHEREAS, Bowater Incorporated, a Delaware corporation (the "Company"), established the Bowater Incorporated 2002 Stock Option Plan (the "Plan"); and

         WHEREAS, the Company desires to amend the Plan to provide that certain amendments to the Plan may only be made with the approval of a majority in interest of the stockholders;

         NOW, THEREFORE, the Plan is hereby amended, effective July 31, 2002, as follows:

         Section 19 of the Plan is amended by adding the following sentence at the end thereof:

                  "No amendment to (i) expand the class of persons to whom Awards may be made, or (ii) increase the number of shares subject to the Plan under Section 5, may be made without the approval of a majority in interest of the Company's stockholders."

         IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed by its duly authorized officer this 16th day of September, 2002.

                                        BOWATER INCORPORATED



                                        By:      /s/ David G. Maffucci
                                                 -------------------------------
                                        Name:    David G. Maffucci
                                        Title:   Executive Vice President, Chief
                                                 Financial Officer and Secretary